SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) December 8, 1997


                            Celerity Solutions, Inc.
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                       0-20102                    52-1283993
(State of Jurisdiction)      (Commission File Number)      (IRS Employer ID No.)


                           200 Baker Avenue, Suite 300
                                Concord, MA 01742
               (Address of Principle Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code (508) 287-5888


    ------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Item 2:  Acquisition or Disposition of Assets

     On December 8, 1997, Celerity Solutions, Inc. (Celerity or Company) acquired Somerset Automation, Inc. (Somerset), a California-based, privately-held developer and integrator of warehouse management software for approximately $5,557,918. The consideration consisted of $2,496,163 in cash and other assets, 1,958,233 shares of unregistered common stock of Celerity, valued at $2,313,848 and 23 separate promissory notes with an aggregate principal and interest amount of $747,907. The promissory notes are payable in three equal aggregate payments of $250,000 due on April 1, 1999, July 1, 1999, and October 1, 1999, and a final payment due on October 1, 2000, subject to adjustments for prepayments and are secured by selected assets of Somerset. Celerity completed the acquisition through a merger of Somerset with a newly formed, wholly owned subsidiary of Celerity, Somerset, Inc.


     In determining the purchase price for the acquisition, the Company considered the nature and characteristics of the professional software market, as well as the market opportunities present in the warehouse management software market. The purchase price was also determined by several factors, including, without limitation, the valuation of recent similar acquisitions; comparable industry multiples; potential product development; sales and marketing synergies between the two companies; combined revenue and earnings potential based on past and projected business; and the recent price for the Company's outstanding securities. The funds for the acquisition were obtained from available cash reserves, and operating cash flow from the combined businesses.

     All of the shareholders of Somerset received a pro rata share of proceeds from the purchase based on their percent ownership of Somerset. Two of the twenty-three shareholders, Mr. Ringuette, CEO of Somerset, and Michael Brewer, President of Somerset, owned 60.3% and 10.2% of the Somerset stock, respectively. The registrant hereby incorporates by reference hereto the information contained as Exhibit C - Luc Ringuette's Consulting Agreement to
Exhibit 2.7 - Agreement and Plan of Reorganization By and Between Celerity Solutions, Inc., Somerset, Inc., and Somerset Automation, Inc., dated December 8, 1997, whereby Mr. Ringuette agrees to provide consulting services to Somerset for at least a one-year period. Michael Brewer will remain in his position of President of Somerset.

Item 7: Financial Statements and Exhibits





(b.) Pro Forma Financial Statements


The registrant hereby amends the pro forma financial statements in response to a request for additional information from the SEC related to the combined pro forma financial statements for Celerity Solutions, Inc. (Celerity), Client Server Technologies, Inc. (CSTI), and Somerset Automation, Inc. (Somerset) as follows:





1. Pro Forma Balance Sheet as of September 30, 1997, - assuming the acquisition of Somerset was consummated on September 30, 1997.

2. Pro Forma Combined Statement of Operations for the year ended March 31, 1997, - providing the operating results of Celerity, CSTI, and Somerset separately, and assuming the acquisitions of CSTI and Somerset were consummated on April 1, 1996.

3. Pro Forma Combined Statement of Operations for the six months ended September 30, 1997, - assuming the acquisition of Somerset was consummated on April 1, 1997.

(c.) Exhibits




23.1     Consent of Independent Auditors



     The registrant hereby files amended pro forma financial statements as follows:

                         PRO FORMA FINANCIAL INFORMATION
                            Celerity Solutions, Inc.
                        Pro Forma Combined Balance Sheet
                            As of September 30, 1997
                                   (Unaudited)

                                                                                                 Celerity/Somerset       Pro Forma
                                                               Celerity          Somerset          Pro Forma Adj.         Combined
                                                           ------------------------------------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                                  $3,344,576        $  860,938          ($2,619,550)(1)      $1,585,964
   Short-term investments                                        249,140                                                    249,140
   Accounts receivable, net of  allowance for                    982,325           698,588                                1,680,913
     doubtful accounts
   Notes and guaranteed royalties receivable                     250,000                                                    250,000
   Prepaid expenses and other current assets                     136,935            41,329                                  178,264
                                                           ------------------------------------------------------------------------
Total current assets                                           4,962,976         1,600,855           (2,619,550)          3,944,281

Property and equipment                                           955,207           414,062                                1,369,269
Less: accumulated depreciation                                  (581,908)         (225,568)                                (807,476)
                                                           ------------------------------------------------------------------------
   Net Property and equipment                                    373,299           188,494                                 561,793

Notes and guaranteed royalties receivable                      1,111,112                                                  1,111,112
Investment in subsidiary
Goodwill, net of accumulated amortization                        785,823                                409,115(2)        1,194,938
Software development costs, net of accumulated                                      22,174              689,880(3)          712,054
   amortization
Other long term assets                                           195,942                                123,387(4)          319,329
                                                           ------------------------------------------------------------------------

Total assets                                                  $7,429,152        $1,811,523          ($1,397,168)         $7,843,507
                                                           ========================================================================


See accompanying notes.

                         PRO FORMA FINANCIAL INFORMATION
                            Celerity Solutions, Inc.
                        Pro Forma Combined Balance Sheet
                            As of September 30, 1997
                                   (Unaudited)

                                                                                                 Celerity/Somerset       Pro Forma
                                                                 Celerity          Somerset        Pro Forma Adj.         Combined
                                                           ------------------------------------------------------------------------
Liabilities and shareholders' equity
Current liabilities:
   Accounts payable and accrued expenses                        $  442,838        $  234,010                             $  676,848
   Unearned revenue and other current liabilities                  402,785           458,526                                861,311
                                                           ------------------------------------------------------------------------
Total current liabilities                                          845,623           692,536                              1,538,159

Notes payable to related parties                                 1,552,069             5,031           747,907(5)         2,305,007
Deferred income taxes                                                                 50,738                                 50,738
Deferred rent                                                       77,582                                                   77,582
                                                           ------------------------------------------------------------------------
Total liabilities                                                2,475,274           748,305           747,907            3,971,486



Shareholders' equity:
   Common stock, $.10 par value, Celerity                          685,715           166,732            29,091(6)           881,538
   Additional paid-in capital                                   16,747,202                           2,118,025(7)        18,865,227
   Dividends
   Accumulated earnings (deficit)                              (10,428,695)          896,486        (4,292,191)(8)      (13,824,400)
                                                           ------------------------------------------------------------------------
                                                                 7,004,222         1,063,218        (2,145,075)           5,922,365

Less Treasury stock, at cost, 825,088 shares at                 (2,050,344)                                              (2,050,344)
  September 30, 1997
                                                           ------------------------------------------------------------------------
Total shareholders' equity                                       4,953,878         1,063,218        (2,145,075)           3,872,021
                                                           ------------------------------------------------------------------------

Total liabilities and shareholders' equity                      $7,429,152        $1,811,523       ($1,397,168)          $7,843,507
                                                           ========================================================================




See accompanying notes.

                         PRO FORMA FINANCIAL INFORMATION
                            Celerity Solutions, Inc.
                   Pro Forma Combined Statement of Operations
                                   (Unaudited)


                                                        Celerity          CSTI         Somerset       Celerity/
                                                       Year Ended     Twelve Month   Twelve Month   CSTI/Somerset         Pro Forma
                                                                      Period Ended   Period Ended
                                                     March 31, 1997  March 31, 1997 March 31, 1997  Pro Forma Adj.        Combined
                                                     ------------------------------------------------------------------------------
Net Sales                                              $1,925,913      $3,652,591     $3,642,872                         $9,221,376
                                                     ------------------------------------------------------------------------------

Cost of Revenue
   Services                                                             1,650,475      2,134,246                          3,784,721

                                                     ------------------------------------------------------------------------------
Gross profit                                            1,925,913       2,002,116      1,508,626                          5,436,655
                                                     ------------------------------------------------------------------------------

Operating expenses:
   Research and development                             2,181,457         729,943                                         2,911,400
   General and administrative                           1,523,682         450,362        515,736                          2,489,780
   Sales and marketing                                                    443,170        444,782                            887,952
   Depreciation and amortization                          200,633         268,557        107,620        319,140(9)          895,950
    In process research and development
    Consolidation expenses                                462,567                                                           462,567
                                                     ------------------------------------------------------------------------------
Total operating expenses                                4,368,339       1,892,032      1,068,138        319,140           7,647,649
                                                     ------------------------------------------------------------------------------
Operating income (loss)                                (2,442,426)        110,084        440,488       (319,140)         (2,210,994)
                                                     ------------------------------------------------------------------------------

Other Income (Expense):
   Other income                                            13,689          50,573                                            64,262
   Interest income                                        257,021          24,417         20,873       (247,856)(10)         54,455
   Gain (loss) on disposition of assets                   (37,983)                                                          (37,983)
                                                     ------------------------------------------------------------------------------
Income (loss) before taxes                            ($2,209,699)       $185,074        461,361       (566,996)         (2,130,260)
Provision for income taxes                                   --              --          148,111       (148,111)(12)
Net income (loss)                                     ($2,209,699)       $185,074       $313,250      ($418,885)        ($2,130,260)
                                                     ==============================================================================

Net income (loss) per share                                ($0.46)                                                           ($0.27)
                                                     ==============================================================================

Weighted avg. number of shares                          4,832,065                                     3,158,233(11)       7,990,298
   outstanding
                                                     ==============================================================================


See accompanying notes.

                         PRO FORMA FINANCIAL INFORMATION
                            Celerity Solutions, Inc.
                   Pro Forma Combined Statement of Operations
                                   (Unaudited)

                                                             Celerity           Somerset       Celerity/Somerset
                                                         Six Months Ended   Six Months Ended       Pro Forma              Pro Forma
                                                          Sept. 30, 1997     Sept. 30, 1997       Adjustments             Combined
                                                     ------------------------------------------------------------------------------
Net Sales                                                   $2,057,968         $2,381,821                                $4,439,789
                                                     ------------------------------------------------------------------------------

Cost of Revenue
   Services                                                  1,103,082          1,041,138                                 2,144,220

                                                     ------------------------------------------------------------------------------
Gross profit                                                   954,886          1,340,683                                 2,295,569
                                                     ------------------------------------------------------------------------------

Operating expenses:
   Research and development                                    404,376                                                      404,376
   General and administrative                                  654,965            576,562                                 1,231,527
   Sales and marketing                                         329,824            146,674                                   476,498
   Depreciation and amortization of                             61,360             54,838             98,208(9)             214,406
     goodwill
   In process research and development
   Consolidation expenses
                                                     ------------------------------------------------------------------------------
Total operating expenses                                     1,450,525            778,074             98,208              2,326,807
                                                     ------------------------------------------------------------------------------
Operating income (loss)                                       (495,639)           562,609            (98,208)               (31,238)
                                                     ------------------------------------------------------------------------------

Other Income ( Expense):
   Interest income                                             137,942              5,101            (21,200)(10)           121,843
   Interest (expense)                                          (95,304)            (2,216)                                  (97,520)
   Other income                                                 (1,904)             5,527                                     3,623
   Gain (loss) on disposition of assets
                                                     ------------------------------------------------------------------------------
   Income (loss) before taxes                                 (454,905)           571,021           (119,408)                (3,292)
    Provision for income taxes                                                    242,475           (213,924)(12)            28,551
                                                     ------------------------------------------------------------------------------

Net income (loss)                                            ($454,905)        $  328,546            $94,516               ($31,843)
                                                     ==============================================================================
Net (loss) per share                                            ($0.08)                                                      ($0.00)
                                                     ==============================================================================

Weighted average number of shares                            6,032,065                             1,958,233(11)          7,990,298
   outstanding
                                                     ==============================================================================

See accompanying notes.
                                     Page 6

                         PRO FORMA FINANCIAL INFORMATION

                            Celerity Solutions, Inc.
                Notes to Pro Forma Combined Financial Statements
                                   (Unaudited)


These pro forma combined financial statements are qualified in their entirety by and should be read in conjunction with the consolidated historical financial statements and related notes thereto of Celerity, CSTI, and Somerset. The pro forma information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would actually have occurred if the acquisition of CSTI and Somerset had occurred on the dates indicated, nor is it indicative of future operating results or financial position. The purchase price accounting entries were derived from the results of third party valuations of developed technology, in-process research and development and goodwill, as well as a valuation of the Celerity stock issued as consideration for the purchases.

The operating data for CSTI was derived from the audited financial statements prepared by Ernst & Young LLP. The operating data for Somerset for the twelve months ending March 31, 1997 and the six months ending September 30, 1997 was derived from Somerset's internal monthly financial results adjusted with audit adjustments identified through Ernst & Young LLP's audits.

Note 1. Adjustment to cash to reflect the cash used to complete the transaction ($2,496,163) and cash provided to Somerset shareholders ($123,387) as loans to exercise Somerset stock options just prior to completing the transaction.

Note 2. Represents the goodwill ($409,115) recorded for Somerset based on third-party valuations related to trademarks, tradenames, assembled workforce, and customer list. Amortization period for Somerset's goodwill is 7 years

Note 3. Represents the capitalized software ($689,880) recorded for Somerset for the value of developed technology based on third-party valuations of the intangible assets acquired in conjunction with the Somerset transaction. Amortization period for Somerset's capitalized software is 5 years.

Note 4.  Entry to record loans ($123,387) made to shareholders of Somerset.

Note 5. Entry made to record the promissory notes ($747,907) issued in conjunction with the Somerset transaction.

Note 6. Entry made to eliminate common stock recorded on Somerset's balance sheet of $166,732 and to record the par value of 1,958,233 shares of Celerity common stock of $195,823 = $29,091.

Note 7. Additional paid-in capital represents 1,958,233 share at $1.1816 (70% of the closing price of Celerity's stock on December 8, 1997 ($1.688) based on a third-party valuation of Celerity's common stock), or $2,313,025 less that par value of the shares issued ($195,823) = $2,118,025.

Note 8. Accumulated deficit represents the estimated write-off associated with the Somerset transaction for in-process R&D ($3,208,744), less the elimination of accumulated earnings of Somerset ($896,486) prior to the acquisition, and the adjustment needed to account for the change in Somerset's net asset balance from September 30, 1997 to December 8, 1997 ($186,961).

Note 9. Represents the amortization of goodwill and capitalized software for both CSTI ($122,724 ) and Somerset ($196,416 ) for the twelve months ending March 31, 1997 and for Somerset ($98,208) for the six months ending September 30, 1997. The amortization period for goodwill is assumed to be 10 years for CSTI and 7 years for Somerset. The amortization period for capitalized software is assumed to be 5 years for both CSTI and Somerset.


Note 10. Estimation of the net change in interest income in connection with this transaction as a result of the lower cash balance of the combined businesses.


Note 11. The adjusted weighted average shares outstanding for the twelve months ending March 31, 1997 include the 1,200,000 shares issued to CSTI shareholders and the 1,958,233 shares issues to Somerset shareholders. The adjusted weighted average shares outstanding for the six months ending September 30, 1997 include the 1,958,233 shares issued to Somerset shareholders.

Note 12. The adjusted income taxes for the twelve months ending March 31, 1997 reflect the elimination of a federal tax liability because of the consolidated loss incurred by Celerity. The adjusted income taxes for the six months ending September 30, 1997 reflect the elimination of a federal tax liability because of the consolidated loss incurred by Celerity.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CELERITY SOLUTIONS, INC.
                                                      (Registrant)


Date: July 17, 1998                    By: /s/ Edward Terino
                                       ---------------------------------------
                                       Edward Terino
                                       Chief Financial Officer, Treasurer, and
                                       Secretary

                                  EXHIBIT INDEX

Number                     Description of Exhibits                     Page
------                     -----------------------                     ----



23.1                  Consent of Independent Auditor                     11